Ivy Funds

Supplement dated August 18, 2017 to the

Ivy ProShares Index Funds Statement of Additional Information

dated April 20, 2017

as supplemented July 21, 2017

Effective September 18, 2017, Class E shares of each of the five funds included in this statement of additional information will be opened to new investments and will be available for purchase pursuant to the terms contained in each funds’ prospectus.

Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 58:

Initial investments must be at least $750 (per Fund) for Class A shares and $250 (per Fund) for Class E shares, with the exceptions described in this paragraph.

Supplement	Statement of Additional Information	1